UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2014

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OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2014, Oasis Petroleum Inc. (the “Company”) announced its results for the quarter ended March 31, 2014. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on May 1, 2014. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect two Class I Directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2017 Annual Meeting of Stockholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014; (3) approve the Amended and Restated 2010 Long Term Incentive Plan; and (4) approve the Amended and Restated 2010 Annual Incentive Compensation Plan. The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Company’s proxy statement filed on March 10, 2014:
1.    Each of the Class I directors that were up for re-election was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Ted Collins, Jr.	71,630,452	12,946,384	8,638,172
Douglas E. Swanson, Jr.	82,723,090	1,853,746

2.    PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2014. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
92,704,002	421,227	89,779

3.    The Board proposal seeking approval of the Amended and Restated 2010 Long Term Incentive Plan was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
81,981,155	2,487,121	108,560	8,638,172

4.    The Board proposal seeking approval of the Amended and Restated 2010 Annual Incentive Compensation Plan was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
82,206,206	2,257,262	113,368	8,638,172

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 5, 2014.
THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: May 5, 2014	By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 5, 2014.